Exhibit 10.1

Execution Version

AMENDMENT NO. 8
TO
CREDIT AGREEMENT

This AMENDMENT NO. 8 TO CREDIT AGREEMENT (this “Amendment”) is made as of April 22, 2026 by and among CL HOLDINGS, LLC, a Georgia limited liability company (“CL Holdings”), JEFFERSON CAPITAL SYSTEMS, LLC, a Georgia limited liability company (“JCap”), JC INTERNATIONAL ACQUISITION, LLC, a Georgia limited liability company (“JCIA”), CFG CANADA FUNDING, LLC, a Delaware limited liability company (“CFG” and, together with CL Holdings, JCap and JCIA, the “Borrowers”), the Guarantors signatory hereto, the Persons identified in Exhibit A hereto (collectively, the “Incremental Lenders” and each an “Incremental Lender”), the Existing Lenders (as defined below) signatory hereto and CITIZENS BANK, N.A., as administrative agent (the “Administrative Agent”).

RECITALS:

A.            The Borrowers, the Administrative Agent and the Lenders (as such term is defined in the Existing Credit Agreement referred to below) are party to that certain Credit Agreement dated as of May 21, 2021 (as amended by Amendment No. 1 to Credit Agreement dated as of December 28, 2021, Amendment No. 2 to Credit Agreement dated as of February 28, 2022, Amendment No. 3 to Credit Agreement, dated as of April 26, 2023, Amendment No. 4 to Credit Agreement, dated as of September 29, 2023, and Amendment No. 5 to Credit Agreement, dated as of June 3, 2024, Amendment No. 6 to Credit Agreement, dated as of November 13, 2024 and Amendment No. 7 to Credit Agreement, dated as of October 27, 2025, the “Existing Credit Agreement”, and the Lenders party to the Existing Credit Agreement, the “Existing Lenders”). The Existing Credit Agreement as amended by this Amendment is referred to as the “Amended Credit Agreement”; capitalized terms used in this Amendment that are not otherwise defined in this Amendment have the respective meanings set forth in the Amended Credit Agreement.

B.            The Borrowers desire to increase the maximum Aggregate Commitment permitted pursuant to Section 2.1.2(a) of the Existing Credit Agreement to $1,425,000,000 (the “Maximum Commitment Increase”).

C.            Immediately after giving effect to the Maximum Commitment Increase, the Borrowers desire to establish an increase in the Aggregate Commitment in an aggregate amount equal to $150,000,000 (the “Incremental Commitment”) in accordance with Section 2.1.2 of the Existing Credit Agreement.

D.            Subject to the terms and conditions hereinafter set forth, (i) each Existing Lender signatory hereto (which Existing Lenders constitute the Required Lenders under and as defined in the Existing Credit Agreement) is willing to approve, and hereby approves, the Maximum Commitment Increase and (ii) each Incremental Lender is willing to, and hereby agrees, (A) to become a Lender under the Amended Credit Agreement, and (B) to provide a portion of the Incremental Commitment, and accept its allocated USD Commitment (as defined below) as set forth opposite its name in Exhibit A attached hereto. For the avoidance of doubt, this Amendment does not increase the Aggregate Commitment of any Existing Lender. As used herein, the “USD Commitment” of a Lender shall mean the Commitment of a Lender excluding the Foreign Currency Commitment of such Lender.

E.            In connection with the Maximum Commitment Increase and this Amendment, Bank of Montreal and Deutsche Bank Securities Inc. will act as joint lead arrangers.

AGREEMENTS:

IN CONSIDERATION of the premises and mutual covenants herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.              Maximum Commitment Increase; Incremental Commitment; Incremental Lenders. Subject to the satisfaction of the conditions in Section 3 hereof, and on the terms set forth herein and in the Amended Credit Agreement:

(a)             In accordance with Section 8.2 of the Existing Credit Agreement, Section 2.1.2(a) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a)         Increases. Provided there exists no Default or Unmatured Default, upon notice to the Administrative Agent (which shall promptly notify the Lenders), the Borrower Representative may from time to time request increases in the Aggregate Commitment; provided, that (i) any such request for an increase shall be in a minimum amount of $5,000,000, and (ii) the Aggregate Commitment shall not exceed $1,425,000,000. At the time of sending such notice, the Borrower Representative (in consultation with the Administrative Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten Business Days from the date of delivery of such notice to Lenders, unless a shorter time is acceptable to the Lenders providing such increase and the other Lenders have expressly declined to participate in such increase).”.

(b)            Each Incremental Lender hereby agrees to provide the portion of the Incremental Commitment set forth opposite its name on Exhibit A hereto. The aggregate amount of the Incremental Commitment is $150,000,000.

(c)            The Incremental Commitment and any and all Loans made pursuant thereto shall have the same terms as, and shall be treated and deemed as comprising a single class with, the Commitments and the Loans in effect and outstanding under the Amended Credit Agreement immediately prior to effectiveness of this Amendment for all purposes under the Amended Credit Agreement, shall be entitled to all the benefits afforded to Commitments and/or Loans under the Amended Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guaranties executed by the Guarantors and the security interests created by the Collateral Documents.

(d)             Each Incremental Lender acknowledges and agrees that upon the effectiveness of this Amendment on the Amendment No. 8 Effective Date (as defined below), it shall be a “Lender” under and for all purposes of the Amended Credit Agreement and the other Loan Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Lender thereunder.

(e)             Each Incremental Lender (i) confirms that it has received a copy of the Existing Credit Agreement, this Amendment and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) acknowledges that it has, independently and without reliance upon the Administrative Agent and based on the financial statements prepared by the Borrowers and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and the other Loan Documents and agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Amended Credit Agreement and the other Loan Documents; (ii) hereby irrevocably appoints the Administrative Agent to act on its behalf under the Amended Credit Agreement and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms of the Amended Credit Agreement or such other Loan Documents, together with such actions and powers as are reasonably incidental thereto; and (iv) hereby affirms the agreements and representations made by it as a Lender under the Amended Credit Agreement, including in Article 10 of the Amended Credit Agreement, and agrees that it will be bound by the provisions of the Amended Credit Agreement and the other Loan Documents and will perform in accordance with the terms of the Amended Credit Agreement and such other Loan Documents all the obligations which by the terms of the Amended Credit Agreement and such other Loan Documents are required to be performed by it as a Lender.

(f)             Each Incremental Lender has delivered to the Borrowers and the Administrative Agent such forms, certificates, or other evidence with respect to United States federal income tax withholding matters as such Incremental Lender may be required to deliver to the Borrowers and the Administrative Agent pursuant to Section 3.5 of the Amended Credit Agreement.

2.             Additional Amendments. Subject to the satisfaction of the conditions in Section 3 hereof, and on the terms set forth herein and in the Amended Credit Agreement:

(a)             In accordance with Section 8.2 of the Existing Credit Agreement, each of the following definitions is hereby amended and restated in its entirety to read as follows:

““Sanctioned Country” means, at any time, any country, region, or territory which is itself the subject or target of any comprehensive Sanctions.”;

““Sanctioned Person” means, at any time, (a) any Person or group that is the subject of any sanctions administered or enforced by, listed in any Sanctions-related list of designated Persons maintained by OFAC or the U.S. Department of State, the United Nations Security Council, the European Union, any EEA Member Country or the Government of Canada, (b) any Person or group located, operating, organized or resident in a Sanctioned Country to the extent such Person is subject to Sanctions, (c) any agency, political subdivision or instrumentality of the government of a Sanctioned Country, or (d) any Person 50% or more owned, directly or indirectly, by any of the above.”; and

““Sanctions” means economic, financial or trade sanctions imposed, administered or enforced from time to time by (a) the U.S. government, including those administered by OFAC or the U.S. Department of State or (b) the United Nations Security Council, the European Union, His Majesty’s Treasury of the United Kingdom or the Government of Canada.”.

(b)             In accordance with Section 8.2 of the Existing Credit Agreement, Section 5.26(a) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(a) The Borrowers, the Loan Parties and, to the knowledge of the Borrowers their respective officers, employees and directors, are in compliance with Anti-Corruption Laws and applicable Sanctions in all material respects. No Loan Party, nor, to the knowledge of the Borrowers, any of their respective directors, officers or employees is a Sanctioned Person. No use of the proceeds of any Advances hereunder or other transactions contemplated hereby will violate Anti-Corruption Laws or applicable Sanctions. Each Loan Party has instituted and maintains policies and procedures designed to promote compliance with applicable Sanctions.”.

(c)            In accordance with Section 8.2 of the Existing Credit Agreement, Section 9.11(f) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(f) to such Lender’s direct or indirect contractual counterparties in swap agreements or other transactions under which payments are to be made by reference to the Borrowers’ and their obligations, this Agreement or payments hereunder, or to legal counsel, accountants and other professional advisors to such counterparties,”.

3.             Conditions to Effectiveness. This Amendment shall become effective on the date on which the following conditions have been satisfied (or waived in accordance with the terms of the Existing Credit Agreement) (the “Amendment No. 8 Effective Date”):

(a)            Counterparts. The Administrative Agent shall have received counterparts to this Amendment duly executed and delivered by each Loan Party, Existing Lenders constituting the Required Lenders and each Incremental Lender.

(b)            Secretary’s Certificate. The Administrative Agent shall have received (i) a certificate of the secretary (or other appropriate representative) of each Loan Party, with certified copies of the following: (i) its organizational documents (or equivalent), (ii) its operating agreement or bylaws (or equivalent), (iii) resolutions of its governing body authorizing the execution, delivery and performance by such party of this Amendment, and (iv) the names of the officer or officers of such entity authorized to sign this Amendment, together with a sample of the true signature of each such officer.

(c)            Good Standing Certificates. The Administrative Agent shall have received certificates of good standing, existence or equivalent with respect to each Loan Party, certified as of an acceptable date by the appropriate governmental authorities of the jurisdiction of incorporation or organization.

(d)            KYC. To the extent requested at least three Business Days prior to the Amendment No. 8 Effective Date, each Incremental Lender shall have received, (i) all documentation and information of each Loan Party required under applicable “know your customer” and anti-money laundering rules and regulations, including by the USA PATRIOT ACT and (ii) for each Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, customary beneficial ownership certification in respect of each such Loan Party.

(e)             Solvency Certificate; Officer’s Certificate. The Administrative Agent and the Incremental Lenders shall have received (i) a solvency certificate dated the Amendment No. 8 Effective Date from an Authorized Officer of Borrower Representative certifying as to the solvency of Holdings and its Subsidiaries on a consolidated basis after giving effect to the transactions contemplated by this Amendment, and (ii) a certificate dated the Amendment No. 8 Effective Date signed by an Authorized Officer of Borrower Representative certifying as to the matters set forth in Sections 3(g) and 4(b) of this Amendment.

(f)             Fees; Expenses. Borrowers shall have paid (i) all fees due and payable to the Incremental Lenders pursuant to that certain Fee Letter, dated as of the date hereof, between the Incremental Lenders and Borrowers, and (ii) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including the reasonable and documented out-of-pocket legal fees of Cahill Gordon & Reindel LLP) in connection with this Amendment for which invoices have been presented at least one (1) Business Day prior to the Amendment No. 8 Effective Date.

(g)            No Default. Before and after giving effect to this Amendment, no Default or Unmatured Default shall exist.

4.             Representations and Warranties. By its execution of this Amendment, each Borrower represents and warrants to the Administrative Agent, the Existing Lenders signatory hereto and the Incremental Lenders that, as of the Amendment No. 8 Effective Date:

(a)            The execution and delivery by the Borrowers of this Amendment and any other Loan Document required to be executed and/or delivered by the Borrowers by the terms of this Amendment, and the performance of its obligations hereunder and thereunder, have been duly authorized by all necessary company/corporate action, do not require any approval or consent of, or any registration, qualification or filing with, any government agency or authority or any approval or consent of any other person (except for any consents which have been obtained and are in effect), and do not and will not conflict with, result in any violation of or constitute any default under, any provision of the Borrowers’ organizational documents, or, except as would not reasonably be expected to result in a Material Adverse Effect any material agreement binding on or applicable to the Borrowers or any of its property, or any law or governmental regulation or court decree or order, binding upon or applicable to the Borrowers or of any of their property.

(b)            Before and after giving effect to this Amendment, the representations and warranties contained in Article 5 of the Amended Credit Agreement and in the other Loan Documents are true and correct in all material respects; provided that to the extent any such representation or warranty is stated to relate solely to an earlier date, such representation or warranty shall have been true and correct in all material respects on and as of such earlier date; and provided, further, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(c)            Before and after giving effect to this Amendment, no Default or Unmatured Default exists.

(d)            No event has occurred which would reasonably be expected to have a Material Adverse Effect.

5.              Effect of this Amendment; Reallocation of Loans.

(a)             Upon effectiveness of this Amendment, Schedule 2.1 to the Existing Credit Agreement shall be updated and replaced in its entirety with the Schedule 2.1 attached as Exhibit B hereto. As of the Amendment No. 8 Effective Date, after giving effect to the establishment of the Incremental Commitment pursuant to this Amendment;

i.	the Aggregate Commitment will be $1,150,000,000;

ii.	the Foreign Currency Commitment will be $185,000,000 (for avoidance of doubt, the Foreign Currency Commitment is part of, and not in addition to, the Aggregate Commitment);

iii.	the UK Sublimit will be $75,000,000 (for avoidance of doubt, the UK Sublimit is a part of, and not in addition to the Foreign Currency Commitment); and

iv.	the Canadian Sublimit will be $110,000,000 (for avoidance of doubt, the Canadian Sublimit is a part of, and not in addition to the Foreign Currency Commitment).

(b)             Upon effectiveness of this Amendment, all Loans denominated in Dollars and outstanding under the Amended Credit Agreement as of the Amendment No. 8 Effective Date shall be reallocated among the Lenders identified in Schedule 2.1 attached as Exhibit B to this Amendment in a manner determined by the Administrative Agent such that such Dollar-denominated Loans are held ratably by such Lenders in accordance with their respective USD Commitments set forth on such Schedule 2.1. Each Incremental Lender shall be deemed to have assigned, or taken assignment of, each Type of outstanding Dollar-denominated Loans in such amount as the Administrative Agent shall determine to be appropriate to effect the foregoing. Each Incremental Lender agrees to make cash settlements in respect of any such assignments of outstanding Dollar-denominated Loans, either directly or through the Administrative Agent, as the Administrative Agent may direct or approve.

6.             No Waiver. This Amendment is not intended to waive any rights and remedies of the Lenders under the Amended Credit Agreement and the other Loan Documents, and all rights and remedies of the Administrative Agent and the Lenders shall remain reserved.

7.             Binding Nature of Loan Documents; Reaffirmation of Guaranty and Security Agreement. Each Loan Party acknowledges and agrees as of the Amendment No. 8 Effective Date that the terms, conditions and provisions of the Amended Credit Agreement and of each Loan Document to which it is a party are fully binding and enforceable agreements, and its obligations thereunder are not subject to any defense, counterclaim, set off or other claim of any kind or nature. Each Borrower hereby reaffirms and restates its duties, obligations and liability under the Amended Credit Agreement and each other Loan Document. Each Guarantor hereby reaffirms and restates its duties, obligations and liability under the Guaranty and Security Agreement and each other Loan Document to which it is a party. Each Loan Party acknowledges and agrees that the Obligations under the Amended Credit Agreement and the other Loan Documents include the Incremental Commitment and any and all Loans made pursuant thereto.

8.             Reference to the Loan Documents. From and after the Amendment No. 8 Effective Date, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import, and each reference to the “Credit Agreement,” “thereunder,” “thereof,” “therein” or words of like import in any other Loan Document, shall mean and be a reference to the Amended Credit Agreement. On and after the Amendment No. 8 Effective Date, this Amendment shall for all purposes constitute a Loan Document.

9.             Expenses. Without in any way limiting the generality of Section 9.6 of the Amended Credit Agreement, the Borrowers, jointly and severally, hereby agree to pay to the Administrative Agent all of its reasonable and documented out-of-pocket legal fees and expenses incurred in connection with this Amendment, the Amended Credit Agreement and/or any other Loan Document, which amount shall be due and payable upon execution of this Amendment to the extent an invoice with respect thereto is provided to the Borrowers as set forth in Section 3 of this Amendment.

10.           Captions. The captions or headings herein are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Amendment.

11.            Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. Any executed counterpart of this Amendment delivered by facsimile or other electronic transmission to a party hereto shall constitute an original counterpart of this Amendment. Delivery of an executed signature page counterpart hereof by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic association of signatures and records on electronic platforms, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, any other similar state laws based on the Uniform Electronic Transactions Act or the Uniform Commercial Code, each as amended, and the parties hereto hereby waive any objection to the contrary, provided that (x) nothing herein shall require Administrative Agent to accept electronic signature counterparts in any form or format and (y) Administrative Agent reserves the right to require, at any time and at its sole discretion, the delivery of manually executed counterpart signature pages to any Loan Document and the parties hereto agree to promptly deliver such manually executed counterpart signature pages.

12.            No Other Modification. Except as expressly amended by the terms of this Amendment, all other terms of the Existing Credit Agreement shall remain unchanged and in full force and effect.

13.            Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (WHETHER IN CONTRACT, TORT OR OTHERWISE AND WHETHER AT LAW OR IN EQUITY). The jurisdiction and waiver of jury trial provisions in Sections 15.2 and 15.3 of the Existing Credit Agreement are incorporated herein by reference, mutatis mutandis.

[The signature pages follow.]

IN WITNESS WHEREOF, the Borrowers, the Guarantors, the Incremental Lenders, the undersigned Existing Lenders and the Administrative Agent have executed this Amendment as of the date first above written.

BORROWERS:

CL HOLDINGS, LLC, a Georgia limited liability company

By:	/s/ David M. Burton
Name: David M. Burton
Title: President

JEFFERSON CAPITAL SYSTEMS, LLC, a Georgia limited liability company

By:	/s/ Mark J. Zellmann
Name: Mark J. Zellmann
Title: President

JC INTERNATIONAL ACQUISITION, LLC, a Georgia limited liability company

By:	/s/ David M. Burton
Name: David M. Burton
Title: President

CFG CANADA FUNDING, LLC, a Delaware limited liability company

By:	/s/ David M. Burton
Name: David M. Burton
Title: Chief Executive Officer

[Jefferson Capital - Signature Page to Amendment No. 8]

GUARANTORS:

FMT SERVICES, LLC
JCIA HOLDINGS, LLC
JCIA SERVICING COMPANY LLC
MAJESTIC CAPITAL HOLDINGS, LLC
JCAP INTERMEDIATE LLC

By:	/s/ David M. Burton
Name: David M. Burton
Title: President

CREDIT LINK ACCOUNT RECOVERY SOLUTIONS LIMITED

By:	/s/ Peter Copperwheat
Name: Peter Copperwheat
Title: Director

By:	/s/ Anne McVicker
Name: Anne McVicker
Title: Director

[Jefferson Capital - Signature Page to Amendment No. 8]

ADMINISTRATIVE AGENT:

CITIZENS BANK, N.A., as Administrative Agent and as an Existing Lender

By:	/s/ Christopher Domanico
Name: Christopher Domanico
Title: Senior Vice President

[Jefferson Capital - Signature Page to Amendment No. 8]

Capital One, N.A., as an Existing Lender

By:	/s/ Donald M. Potts
Name: Donald M. Potts
Title: Senior Director

[Jefferson Capital - Signature Page to Amendment No. 8]

DNB (UK) Limited,
as an Existing Lender

By:	/s/ Craig Ramsay
Name: Craig Ramsay
Title: Authorised Signatory

By:	/s/ Kelly Kouros
Name: Kelly Kouros
Title: Authorised Signatory

[Jefferson Capital - Signature Page to Amendment No. 8]

EXISTING LENDERS:

FIRST HORIZON BANK, as an Existing Lender

By:	/s/ Terence J Dolch
Name: Terence J Dolch
Title: Senior Vice President

[Jefferson Capital - Signature Page to Amendment No. 8]

ING CAPITAL LLC,
as an Existing Lender

By:	/s/ Katrina Razmakhnina
Name: Katrina Razmakhnina
Title: Managing Director

By:	/s/ Alex Kreissman
Name: Alex Kreissman
Title: Director

[Jefferson Capital - Signature Page to Amendment No. 8]

KeyBank National Association,
as an Existing Lender

By:	/s/ Emma Ruegger
Name: Emma Ruegger
Title: Vice President

[Jefferson Capital - Signature Page to Amendment No. 8]

REGIONS BANKS,
as an Existing Lender

By:	/s/ Jon McRae
Name: Jon McRae
Title: Director

[Jefferson Capital - Signature Page to Amendment No. 8]

EXISTING LENDERS:

Sumimoto Mitsui Banking Corporation, as an
Existing Lender

By:	/s/ Tomohito Shinozaki
Name: Tomohito Shinozaki
Title: Managing Director

[Jefferson Capital - Signature Page to Amendment No. 8]

PINNACLE BANK, a Tennessee Bank, d/b/a Synovus Bank,
as an Existing Lender

By:	/s/ Jeff Sinkele
Name: Jeff Sinkele
Title: Vice President

[Jefferson Capital - Signature Page to Amendment No. 8]

EXISTING LENDERS:

TEXAS CAPITAL BANK, as an Existing Lender

By:	/s/ Ben Beugelsdijk
Name: Ben Beugelsdijk
Title: Vice President

[Jefferson Capital - Signature Page to Amendment No. 8]

TRUIST BANK,
as an Existing Lender

By:	/s/ Madison Waterfield
Name: Madison Waterfield
Title: Director

[Jefferson Capital - Signature Page to Amendment No. 8]

CTBC Bank Corp. (USA),
as an Existing Lender

By:	/s/ Alvin Ngo
Name: Alvin Ngo
Title: Vice President

[Jefferson Capital - Signature Page to Amendment No. 8]

RAYMOND JAMES BANK,
as an Existing Lender

By:	/s/ Vinson Saracino
Name: Vinson Saracino
Title: Vice President

[Jefferson Capital - Signature Page to Amendment No. 8]

Old National Bank,

as an Existing Lender

By:	/s/ Robert M. Swanson
Name: Robert M. Swanson
Title: Senior Vice President

[Jefferson Capital - Signature Page to Amendment No. 8]

EXISTING LENDERS:

Columbia Bank, as an Existing Lender

By:	/s/ Jessica Manning
Name: Jessica Manning
Title: Vice President

[Jefferson Capital - Signature Page to Amendment No. 8]

EXISTING LENDERS:

Bankers Trust Company, as an Existing Lender

By:	/s/ Nikola Prom
Name: Nikola Prom
Title: Vice President

[Jefferson Capital - Signature Page to Amendment No. 8]

EXISTING LENDERS:

Highland Bank, as an Existing Lender

By:	/s/ Jim Horton
Name: Jim Horton
Title: Senior Vice President

[Jefferson Capital - Signature Page to Amendment No. 8]

BANK OF MONTREAL,
as an Incremental Lender

By:	/s/ Julia Zhu
Name: Julia Zhu
Title: Director

[Jefferson Capital - Signature Page to Amendment No. 8]

Deutsche Bank AG New York Branch,
as an Incremental Lender

By:	/s/ Suzan Onal
Name: Suzan Onal
Title: Director

By:	/s/ Philip Tancorra
Name: Philip Tancorra
Title: Director

[Jefferson Capital - Signature Page to Amendment No. 8]